Leases and Restricted Cash	12 Months Ended
Dec. 31, 2012
Leases and Restricted Cash
6.	Leases and Restricted Cash

Capital Lease Obligations

	December 31, 2012 $	December 31, 2011 $

RasGas II LNG Carriers	472,085	471,397
Suezmax Tankers	165,489	175,650

Total	637,574	647,047
Less current portion	70,272	47,203

Total	567,302	599,844

RasGas II LNG Carriers. As at December 31, 2012, the Partnership owned a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat Joint Venture), which is the lessee under 30-year capital lease arrangements relating to three LNG carriers (or the RasGas II LNG Carriers) that operate under time-charter contracts with Ras Laffan Liquefied Natural Gas Company Limited (II), a joint venture between Qatar Petroleum and ExxonMobil RasGas Inc., a subsidiary of ExxonMobil Corporation. All amounts below and in the table above relating to the RasGas II LNG Carriers capital leases include the Partnership’s joint venture partner’s 30% share.

Under the terms of the RasGas II LNG Carriers capital lease arrangements, the lessor claims tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase or decrease the lease payments to maintain its agreed after-tax margin. The Partnership’s carrying amount of the tax indemnification guarantee as at December 31, 2012 was $15.5 million and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2041. Although there is no maximum potential amount of future payments, Teekay Nakilat Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, Teekay Nakilat Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation (see Note 14d).

At their inception, the weighted-average interest rate implicit in these leases was 5.2%. These capital leases are variable-rate capital leases. As at December 31, 2012, the commitments under these capital leases approximated $977.1 million, including imputed interest of $505.0 million, repayable as follows:

Year	Commitment
2013	$24,000
2014	$24,000
2015	$24,000
2016	$24,000
2017	$24,000
Thereafter	$857,128

As the payments in the next five years only cover a portion of the estimated interest expense, the lease obligation will continue to increase. Starting in 2024, the lease payments will increase to cover both interest and principal to commence reduction of the principal portion of the lease obligations.

Suezmax Tankers. As at December 31, 2012, the Partnership was a party to capital leases on five Suezmax tankers. Under the terms of the lease arrangements the Partnership is required to purchase these vessels for a fixed price, at the option of the lessor. During 2012, the lessor extended the term of one of the five leases and has deferred its option to sell all five vessels to the Partnership until 2014. However, the Partnership expects the charterer to exercise its option to terminate their charter contracts on two of the Suezmax tankers in 2013. If this occurs, the capital leases for these two vessels will concurrently terminate and it is expected that the vessels will be sold to a third party. At the inception of these leases, the weighted-average interest rate implicit in these leases was 7.4%. These capital leases are variable-rate capital leases. However, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Partnership.

As at December 31, 2012, the remaining commitments under these capital leases, including the purchase obligations, approximated $190.5 million, including imputed interest of $25.0 million, repayable during 2013 through 2018.

Year	Commitment
2013	$80,791
2014	$36,000
2015	$7,790
2016	$7,672
2017	$30,953
Thereafter	$27,296

The Partnership’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.

Restricted Cash

Under the terms of the capital leases for the RasGas II LNG Carriers, the Partnership is required to have on deposit with financial institutions an amount of cash that, together with interest earned on the deposits, will equal the remaining amounts owing under the leases. These cash deposits are restricted to being used for capital lease payments and have been fully funded primarily with term loans (see Note 10). As at December 31, 2012 and 2011, the amount of restricted cash on deposit for the three RasGas II LNG Carriers was $475.5 million and $476.1 million, respectively. As at December 31, 2012 and 2011, the weighted-average interest rates earned on the deposits were 0.4% and 0.3%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge its floating-rate restricted cash deposits relating to the RasGas II LNG Carriers (see Note 13).

The Partnership maintains restricted cash deposits relating to certain term loans, which cash totaled $19.0 million and $16.9 million, of which a majority of these deposits were denominated in Euros, as at December 31, 2012 and 2011, respectively. During the year ended December 31, 2012, the Partnership deposited $30.0 million in a restricted cash account as security for the debt within MALT LNG Holdings ApS, a joint venture between the Partnership and Marubeni Corporation (or the Teekay LNG-Marubeni Joint Venture) in order to acquire six LNG carriers (or the MALT LNG Carriers) from Denmark-based A.P. Moller-Maersk A/S (see Note 19).

The Partnership maintains restricted cash deposits relating to amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, which totaled $4.1 million and $2.6 million as at December 31, 2012 and 2011, respectively.

Operating Lease Obligations

Teekay Tangguh Joint Venture

The Partnership owns a 99% interest in Teekay Tangguh Borrower LLC (or Teekay Tangguh), which owns a 70% interest in Teekay BLT Corporation (or the Teekay Tangguh Joint Venture), essentially giving the Partnership a 69% interest in the Teekay Tangguh Joint Venture. As at December 31, 2012, the Teekay Tangguh Joint Venture was a party to operating leases whereby it is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company (or Head Leases). The Teekay Tangguh Joint Venture is then leasing back the LNG carriers from the same third party company (or Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Teekay Tangguh Joint Venture’s carrying amount of this tax indemnification as at December 31, 2012 and December 31, 2011 was $9.4 million and $9.9 million, respectively, and is included as part of other long-term liabilities in the consolidated balance sheets of the Partnership. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Joint Venture will be required to pay termination sums to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2012, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts(1)	Sublease Payments(1)(2)
2013	$28,843	$24,779
2014	$28,828	$24,779
2015	$22,188	$24,779
2016	$21,242	$24,779
2017	$21,242	$24,779
Thereafter	$239,063	$278,884

Total	$361,406	$402,779

(1)

The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2012, the Partnership had received $149.0 million of aggregate Head Lease receipts and had paid $90.6 million of aggregate Sublease payments. The portion of the Head Lease receipts that haven’t been recognized into earnings are deferred and amortized on a straight line basis over the lease terms and as at December 31, 2012, $39.1 million of Head Lease receipts had been deferred and included in other long-term liabilities in the Partnership’s consolidated balance sheets.

(2)	The amount of payments under the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

Net Investments in Direct Financing Leases

The Tangguh LNG Carriers commenced their time-charters with The Tangguh Production Sharing Contractors in January and May 2009, respectively. Both time-charters are accounted for as direct financing leases with 20-year terms and the following table lists the components of the net investments in direct financing leases:

	December 31, 2012 $	December 31, 2011 $

Total minimum lease payments to be received	623,739	662,912
Estimated unguaranteed residual value of leased properties	194,965	194,965
Initial direct costs	523	554
Less unearned revenue	(415,841)	(448,890)

Total	403,386	409,541
Less current portion	6,656	6,074

Total	396,730	403,467

As at December 31, 2012, estimated minimum lease payments to be received by the Partnership under the Tangguh LNG Carrier leases in each of the next five succeeding fiscal years were approximately $39.1 million per year for 2013 through 2017. Both leases are scheduled to end in 2029.

Operating Leases

As at December 31, 2012, the minimum scheduled future revenues in the next five years to be received by the Partnership for the lease and non-lease elements under charters that were accounted for as operating leases are approximately $340.3 million (2013), $319.0 million (2014), $313.1 million (2015), $288.9 million (2016) and $288.0 million (2017). Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2012, revenue from unexercised option periods of contracts that existed on December 31, 2012, or variable or contingent revenues. Therefore, the minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years.